SUPPLEMENT DATED JANUARY 17, 2023
TO
PROSPECTUS DATED MAY 1, 2022

FOR
DELAWARE LIFE MASTERS PRIME VARIABLE ANNUITYSM

ISSUED BY DELAWARE LIFE INSURANCE COMPANY

This supplement contains information about the JPMorgan Insurance Trust Income Builder Portfolio (the “Portfolio”) that is available as an investment option under your Contract.  The Board of Trustees of JPMorgan Insurance Trust has approved the termination and liquidation of the Portfolio on or about April 25, 2023 (the “Liquidation Date”).  Allocations to the Portfolio will not be accepted after April 20, 2023.
If you currently have Account Value allocated to the Subaccount investing in the Portfolio (the “Liquidating Subaccount”), then effective immediately, a single transfer of that allocation to any other Subaccount available under your Contract, or to the Fixed Account, if available, will not count against the contractual transfer limitations.  If you participate in an optional living benefit or death benefit, any transfer to a non-Designated Investment Option may cancel that benefit.  You can request copies of fund prospectuses for the other available Subaccounts by calling us at (877) 253-2323 or access them via the customer documentation center on our web site at www.delawarelife.com/solutions.

As of the close of business on the Liquidation Date, any Contract Value remaining in the Subaccount investing in the Portfolio will be automatically transferred to the MFS U.S. Government Money Market Portfolio Subaccount.  This automatic transfer will not count against the contractual transfer limitations.  If you submit a new purchase payment after April 20, 2023, and your standing allocation instructions include the Liquidating Subaccount, the purchase payment will be rejected and returned to you.  You may contact us at any time to update your standing allocation instructions, or you may submit new allocation instructions with your new purchase payment.

After the Liquidation Date, any Dollar-Cost Averaging, Portfolio Rebalancing or automatic investment or withdrawal programs that have not been changed to replace the Liquidating Subaccount will continue with the MFS U.S. Government Money Market Portfolio Subaccount as the replacement.

THE CONTRACT  REFERENCED IN THIS SUPPLEMENT IS NO LONGER FOR SALE.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.